Form No. C.R. 2 **ZIMBABWE** Section 71 of Act

Section 14 of Regulations

COMPANIES ACT (CHAPTER 24:03)

I

No. of Company; **15008/2019**

Name of Company; **ECO-EQUITY ZIMBABWE (PRIVATE)LIMITED**

To the Registrar of Companies,

HARARE

The above-mentioned company herewith forwards it returns of allotments

From.. **10 JUNE 2020 to 4TH DECEMBER 2021**

1. Nominal Capital **ZW$2000**
   Divided into **(2 000) Ordinary** shares of **(ZW$1.00)** each
2. (a) Total number of shares previously allotted (Including Subscriber shares **2**
   (b) Nominal amount thereof .... **ZW$2.00**
3. (a) Number of shares now allotted payable in cash 102
   (b) Nominal amount thereof .... ZW$102.00
   (c) Amount payable on allotment in respect of each share ....US$1.00
   (a) Number of shares now allotted for consideration other than cash...n/a..
   (b) Nominal amount thereof..............................n/a
   (c) Amount to be treated as paid on each share...........n/a..
   (d) The consideration for which such shares allotted is as follows...
4. (a) Total number of shares allotted (including those previously allotted.............................. 102
   (b) Nominal amount thereof.........................**ZW$102.00**

Names and addresses of the allottees and date of allotment

Date of allotment	Surname	Christian Names	Address (not post office box numbers)	Number of Shares allotted Ordinary
30/11/2021	ECO-EQUITY	LIMITED (UK) 11362001	Floor 5 25 Old Broad Street London, United Kingdom, EC2N1HN	102
			TOTAL ALLOTTED	102

Presented for filing by: **Uniglobe Zimbabwe Lodging Box 72** Harare

This ____ 13th _____ day of MARCH____2022

(signed) Director/Secretary

***If the full amount is not paid on allotment, details regarding the calling up of the balance must be given below A duplicate, original or notarially certified copy of the contract in writing, or particulars of the contract not reduced in writing must accompany this return. Note - This return must be lodged with the Registrar within one month after the first allotment referred herein has been made.**

9. 7587